                           DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                           ----------------------------------------------------

                           EQUITY INVESTOR FUND
                           ENERGY PORTFOLIO 2000 SERIES A
                           (A UNIT INVESTMENT TRUST)

                           -  TOTAL RETURN FROM:
                           -- CAPITAL APPRECIATION
                           -- CURRENT DIVIDEND INCOME
                           -  PROFESSIONAL SELECTION
                           -  OPTIONAL REINVESTMENT OF CASH DISTRIBUTIONS

SPONSORS:                  -----------------------------------------------------
MERRILL LYNCH,             The Securities and Exchange Commission has not
PIERCE, FENNER & SMITH     approved or disapproved these Securities or passed
INCORPORATED               upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated September 22, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds-Registered Trademark-

Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, domestic and international equity portfolios.


Defined Asset Funds offer a number of advantages:
   - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
   - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   - Ongoing supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

CONTENTS

                                                    PAGE
                                                    ----
Risk/Return Summary...............................    3
What You Can Expect From Your Investment..........    6
  Income..........................................    6
  Records and Reports.............................    6
The Risks You Face................................    6
  Concentration Risk..............................    6
  Litigation and Legislation Risks................    7
Selling or Exchanging Units.......................    7
  Sponsors' Secondary Market......................    7
  Selling Units to the Trustee....................    8
  Rollover/Exchange Option........................    8
How The Fund Works................................    9
  Pricing.........................................    9
  Evaluations.....................................    9
  Income..........................................   10
  Expenses........................................   10
  Portfolio Changes...............................   11
  Portfolio Termination...........................   11
  No Certificates.................................   12
  Trust Indenture.................................   12
  Legal Opinion...................................   12
  Auditors........................................   12
  Sponsors........................................   13
  Trustee.........................................   13
  Underwriters' and Sponsors' Profits.............   13
  Public Distribution.............................   14
  Code of Ethics..................................   14
  Year 2000 Issues................................   14
  Advertising and Sales Literature................   14
Taxes.............................................   15
Supplemental Information..........................   16
Financial Statements..............................   17
  Report of Independent Accountants...............   17
  Statement of Condition..........................   17

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1. WHAT IS THE PORTFOLIO'S OBJECTIVE?
   The objective of this Portfolio is capital appreciation by investing for a period of approximately one year in a fixed portfolio of common stocks in the energy sector.

   You can participate in the Portfolio by purchasing units. Each unit represents an equal share of the stocks in the Portfolio and receives an equal share of any dividend income.

 2. WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
   The Portfolio contains 35 stocks in the energy sector.

   Analysts from the Defined Asset Funds Research Group consider the stocks to be among the most attractive in this sector.

   The energy companies selected for the Portfolio have one or more of the following characteristics:

 - improved earnings from rising energy production;

 - industry leadership with attractive finances;

 - track record of successful management through past industry downturn or cycles;

 - consolidation forming "Super Majors" should bring benefits to survivors;

 - extensive industry vertical integration with few first tier companies; and

 - undervalued stock prices relative to previous cycles.

   The Portfolio plans to hold the stocks in the Portfolio for about one year. At the end of approximately one year, we will liquidate the Portfolio and may select a new portfolio.

 3. WHAT INDUSTRIES ARE REPRESENTED IN THE PORTFOLIO?
   Based upon the principal business of each issuer and current market values, the Portfolio represents the following sectors of the energy industry:

                                                    APPROXIMATE
                                                     PORTFOLIO
                                                    PERCENTAGE
-Diversified Natural Gas                                  19%
-Exploration & Production                                 15
-Oil Services & Equipment                                 15
-Domestic Integrated                                      12
-Electric Power Generators and Marketers                  12
-U.S. Based International Integrated                       9
-International Integrated                                  8
-Independent Power Producers                               7
-Refiners & Marketers                                      3

 4. WHAT ARE THE SIGNIFICANT RISKS?

   YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:

 - Stock prices can be volatile, and energy stocks can be particularly volatile.

 - Share prices may decline during the life of the Portfolio.

 - Because the Portfolio is concentrated in energy stocks, adverse developments in this industry may affect the value of your units. These risks are discussed later in the prospectus under Concentration Risk.

 - The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield may have changed.

 - The Portfolio does not reflect any investment recommendations of the Sponsors, and any one or more of the stocks in the Portfolio may, from time to time, be subject to sell recommendations from one or more of the Sponsors.

--------------------------------------------------------------------------------
                               DEFINED PORTFOLIO
    ------------------------------------------------------------------------
Equity Investor Fund
Energy Portfolio 2000 Series A
Defined Asset Funds


                                                                     CURRENT        PRICE
                                TICKER             PERCENTAGE       DIVIDEND      PER SHARE              COST
NAME OF ISSUER                  SYMBOL          OF PORTFOLIO (1)    YIELD (2)   TO PORTFOLIO       TO PORTFOLIO (3)
----------------------------------------------------------------------------------------------------------------------
 1.  Anadarko Petroleum         APC                        2.31%        0.32%     $62.9900           $  6,928.90
     Corporation
 2.  Apache Corporation         APA                        2.38         0.47       59.5000              7,140.00
 3.  BJ Services Company*       BJS                        2.18           --       59.4375              6,538.13
 4.  BP Amoco PLC+              BP                         2.14         2.25       53.3750              6,405.00
 5.  Calpine Corporation*       CPN                        1.54           --       92.4375              4,621.88
 6.  Chevron Corporation        CHV                        2.56         3.05       85.1250              7,661.25
 7.  Constellation Energy       CEG                        2.74         3.88       43.2500              8,217.50
     Group
 8.  Devon Energy Corporation   DVN                        2.88         0.35       57.5000              8,625.00
 9.  Diamond Offshore           DO                         2.05         1.22       41.0000              6,150.00
     Drilling, Inc.
10.  Duke Energy Corporation    DUK                        2.99         2.95       74.6250              8,955.00
11.  Dynegy, Inc.               DYN                        2.86         0.56       53.5625              8,570.00
12.  El Paso Energy             EPG                        5.73         1.39       59.1875             17,164.38
     Corporation
13.  Enron Corporation          ENE                        4.31         0.62       80.6250             12,900.00
14.  ENSCO International, Inc.  ESV                        2.42         0.28       36.3125              7,262.50
15.  EOG Resources, Inc.        EOG                        2.55         0.37       38.2500              7,650.00
16.  Exxon Mobil Corporation    XOM                        3.17         2.04       86.3125              9,494.38
17.  Helmerich & Payne, Inc.    HP                         2.43         0.91       33.1250              7,287.50
18.  Kinder Morgan, Inc.        KMI                        4.90         0.52       38.6250             14,677.50
19.  Murphy Oil Corporation     MUR                        3.58         2.38       63.0625             10,720.63
20.  Noble Affiliates, Inc.     NBL                        2.32         0.44       36.5625              6,946.88
21.  NRG Energy, Inc.*          NRG                        2.74           --       26.5000              8,215.00
22.  Phillips Petroleum         P                          4.68         2.14       63.6875             14,011.25
     Company
23.  Reliant Energy, Inc.       REI                        3.19         3.92       38.2500              9,562.50
24.  Royal Dutch Petroleum      RD                         2.04         1.79       61.2500              6,125.00
     Company+
25.  Santa Fe International     SDC                        2.59         0.32       40.8125              7,754.38
     Corporation
26.  Schlumberger Limited++     SLB                        1.88         0.93       80.5625              5,639.38
27.  Shell Transport & Trading  SC                         2.00         2.50       49.8750              5,985.00
     Company+
28.  Smith International,       SII                        1.83           --       78.3125              5,481.88
     Inc.*
29.  Texaco, Inc.               TX                         3.13         3.46       52.0000              9,360.00
30.  Tosco Corporation          TOS                        2.92         0.93       30.1875              8,754.38
31.  Total Fina Elf SA+         TOT                        2.22         1.29       73.7500              6,637.50
32.  Transocean Sedco Forex,    RIG                        2.25         0.21       56.1250              6,735.00
     Inc.
33.  USX-Marathon Group         MRO                        3.16         3.31       27.8125              9,456.25
34.  UtiliCorp United, Inc.     UCU                        2.85         4.80       25.0000              8,500.00
35.  The Williams Companies,    WMB                        4.48         1.48       40.5625             13,385.63
     Inc.
                                                  -------------                                      -----------
                                                         100.00%                                     $299,519.58
                                                  =============                                      ===========


--------------------------------

(1)  Based on Cost to Portfolio.
(2) Current Dividend Yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend declared on the security and dividing the result by its market value as of the close of trading on September 21, 2000.
(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on September 21, 2000, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.
+ The issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.
++ Although Schlumberger Limited is incorporated under the laws of the Netherlands Antilles, it is headquartered in New York, and its common stock trades on the New York Stock Exchange.
*    These stocks currently pay no dividends.

                        --------------------------------

The securities were acquired on September 21, 2000 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.
                        --------------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 5. IS THIS PORTFOLIO APPROPRIATE FOR YOU?
   Yes, if you want total return through a combination of current income and capital appreciation, and are willing to invest in the energy industry. You will benefit from a professionally selected and supervised portfolio investment program.

   Because this Portfolio focuses on one industry, it should be considered as a vehicle for investing a portion of your assets and not as a complete equity investment program.

   The Portfolio is NOT appropriate for you if you are unwilling to take the risk involved with an equity investment. It may not be appropriate for you if you are seeking preservation of capital or high current income.

 6. WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
   This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.

    ESTIMATED ANNUAL OPERATING EXPENSES

                                          AS A % OF   AMOUNT
                                             NET     PER 1,000
                                           ASSETS      UNITS
                                          ---------  ---------
Trustee's Fee                                 .091%    $0.90
Portfolio Supervision,
 Bookkeeping and
 Administrative Fees                          .071%    $0.70
Creation and
 Development Fee                              .250%    $2.48
Other Operating Expenses                      .063%    $0.62
                                           -------     -----
TOTAL                                         .475%    $4.70

   The Creation and Development Fee (estimated $.00248 per unit) compensates the Sponsors for the creation and development of the Portfolio and is computed based on the Portfolio's average daily net asset value through the date of collection. This fee historically had been included in the sales fee.

ORGANIZATION COSTS per 1,000 units
 (deducted from Portfolio assets at the
 close of the initial offering period)    $2.73

INVESTOR FEES
Maximum Sales Fee (Load) on new purchases (as a
percentage of $1,000 invested)                      2.50%

   You will pay an up-front sales fee of approximately 1.00% as well as a total deferred sales fee of $15.00 ($1.50 per 1,000 units deducted from the Portfolio's net asset value January 1 and January 15, 2001, and thereafter on the first of each month through September 1, 2001).

   The aggregate fees and expenses when you invest will not exceed 6.25% of your public offering price.

    EXAMPLE
   This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.

   The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year  3 Years  5 Years  10 Years
 $327    $801    $1,301    $2,675

 7. IS THE PORTFOLIO MANAGED?
   Unlike a mutual fund, the Portfolio is not managed and stocks are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Portfolio, the Sponsors are not likely to do so.

 8. HOW DO I BUY UNITS?
   You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply. Employees of certain Sponsors and Sponsor affiliates and non-employee directors of certain of the Sponsors may purchase units at a reduced sales charge.

   The minimum investment is $250.

UNIT PRICE PER UNIT                                 $999.87
(as of September 21, 2000)

   Unit price is based on the net asset value of the Portfolio plus the up-front sales fee. Unit price also includes the estimated organization costs of $2.73 per 1,000 units, to which no sales fee has been applied.

   The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.

 9. HOW DO I SELL UNITS?
   You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee and the costs of liquidating securities to meet the redemption.

10. HOW ARE DISTRIBUTIONS MADE AND TAXED?
   The Fund pays distributions of any dividend income, net of expenses, on the 25th of December, 2000, and June, 2001, if you own units on the 10th of those months. Distributions of ordinary income will be dividends for federal income tax purposes and may be eligible for the dividends-received deduction for corporations. Distributions to foreign investors will generally be subject to withholding taxes.

11. WHAT OTHER SERVICES ARE AVAILABLE?

    REINVESTMENT

   You may choose to reinvest your distributions into additional units of the Portfolio. Unless you choose reinvestment, you will receive your distributions in cash.


    EXCHANGE PRIVILEGES
   You may exchange units of this Portfolio for units of certain other Defined Asset Funds. You may also exchange into this Portfolio from certain other funds. We charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay to you any income it has received twice during its life. Reasons your income may vary are:

  - changes in the Portfolio because of additional securities purchases or sales;
  - a change in the Portfolio's expenses; and
  - the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:

- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- a final report on Portfolio activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry or sector make up 25% or more of the Portfolio, it is said to be "concentrated" in that industry or sector, which makes the Portfolio less diversified.

Here is what you should know about the Portfolio's concentration in stocks of the energy industry.

  - The risks associated with the production, refining and marketing of petroleum include, but are not limited to:

    -- production risk, I.E., fluctuations in production that may be affected by reserve levels, accidents, mechanical difficulties or adverse natural conditions such as weather and other acts of God, or by the inability to manage production costs;
    -- equipment and transportation risk;
    -- the condition of facilities, adequacy thereof to ensure continued
       production, need for modernization;
    -- condition of pipelines and vulnerability of other modes of transportation; and
    -- price risk in connection with volatility of world market prices for crude oil and refined petroleum products.

  - Crude oil and natural gas operations are subject to extensive laws regulating the discharge of materials into the environment or otherwise relating to the protection of the environment. Compliance with environmental requirements generally could have a material adverse effect upon the capital expenditures, earnings or competitive position of the Portfolio companies.

  - The market for crude oil and refined petroleum products is subject to price volatility and the business, financial condition, results of operations and prospects of the Portfolio companies depend to a large degree on the international prices for crude oil and refined petroleum products. Such prices have historically fluctuated widely and are affected by numerous factors including:

    -- the overall demand for and worldwide supply of crude oil and refined petroleum products;
    -- the availability and price of competing commodities;
    -- international economic trends;
    -- currency exchange fluctuations;
    -- expectations of inflation;
    -- actions of commodity markets participants; and -- consumption and demand patterns and political events in major oil producing and consuming nations.

The stability of oil prices will depend to a large extent on the continued cooperation of OPEC member nations and adherence to current production agreements. If OPEC cooperation were to break down, the price of oil could drop which would decrease the value of the Portfolio Securities, and in turn, your units.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:

  - reducing the dividends-received deduction or
  - increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating Securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you may sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the agent for the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Energy Portfolio if one is available.

If you hold your units with one of the Sponsors and notify your financial adviser by October 18, 2001, your units will be redeemed and the proceeds from the sale of the securities will be reinvested in units of the next Energy Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you are eligible and so choose, an in-kind distribution) after the Portfolio terminates.

The Portfolio will terminate by November 20, 2001. However, the Sponsors may extend the termination date for a period no longer than 30 days without giving notice to you.

If you participate in the rollover, you may realize taxable capital gain but may not be entitled to a deduction for any capital loss recognized on the rollover. You should consult your tax adviser in this regard.

If you continue to hold your units, you may exchange units of this Portfolio any time before this Portfolio terminates for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. In addition, you may exchange into this Portfolio from certain other Defined Asset Funds and unit trusts. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:

  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.

The deferred sales fee is generally a charge of $15.00 per 1,000 units and is accrued in ten installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution; however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME

- The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
- Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Portfolio and other legal fees and expenses;
  - expenses for keeping the Portfolio's registration statement current; and
  - Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development

Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

The maximum sales fee is 2.50%. If you hold units in certain eligible accounts offered by the Sponsors, you will pay no sales fee. Employees and non-employee directors of the Sponsors may be charged a reduced sales fee of no less than $5.00 per 1,000 units. If your aggregate sales fee is less than the deferred sales fee, you will be given additional units which will decrease the effective maximum sales fee to the amount shown below.

The maximum sales fee (as a percentage of $1,000 invested) is effectively reduced if you invest as follows:

                                                    YOUR MAXIMUM
                                                     SALES FEE
                  IF YOU INVEST:                      WILL BE:
                  --------------                    ------------
Less than $50,000                                        2.50%
$50,000 to $99,999                                       2.25%
$100,000 to $249,999                                     1.75%
$250,000 to $999,999                                     1.50%
$1,000,000 or more                                       0.75%

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:

  - diversity of the Portfolio;
  - size of the Portfolio relative to its original size;
  - ratio of Portfolio expenses to income; and
  - cost of maintaining a current prospectus.

If the Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsors determine that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  - remove it and appoint a replacement Sponsor;
  - liquidate the Portfolio; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) P.O. Box 9051, Princeton, NJ 08543-9051
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas, New York, NY 10019
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor, New York, NY 10048

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Sponsors also realize a profit or loss on deposit of the securities shown under Defined Portfolio. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

During the initial offering period, the Sponsors may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsors experienced a loss of $189.30 on the initial deposit of the Securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales charges and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

Dealers will be entitled to the concession stated below on units sold or redeemed.

                                                    DEALER CONCESSION AS
                                                       A % OF PUBLIC
                 AMOUNT PURCHASED                      OFFERING PRICE
                 ----------------                   --------------------
Less than $50,000                                          2.00%
$50,000 to $99,999                                         1.80%
$100,000 to $249,999                                       1.45%
$250,000 to $999,999                                       1.25%
$1,000,000 and over                                        0.50%

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Portfolio and the Agent for the Sponsors have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Portfolio securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Portfolio and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the securities contained in the Portfolio. We cannot predict whether any impact will be material to the Fund as a whole.

ADVERTISING AND SALES LITERATURE

Advertising and sales literature may include brief descriptions of the industry sectors and principal businesses of the companies represented in the Portfolio and the research analysis of why they were selected.

Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline; how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

Advertising and sales literature may state past total return performance of the Portfolio for various periods which may be compared to performance of one or more market indices. Returns are computed by taking price changes for the period plus income reinvested, divided by the initial public offering price, and reflecting deduction of maximum Portfolio sales charges and expenses. For periods of more than a year, average annualized returns shall be stated, which may be accompanied with no greater prominence by statement of cumulative total returns. Returns without reflecting deduction of sales charges or only of deferred sales charges may also be stated with no greater prominence than total returns reflecting deduction of all sales charges when the different basis of computation is disclosed.

Sales literature and articles may state research opinions on the economy, countries and industry sectors and include a list of funds generally appropriate for pursuing these recommendations.

TAXES

The following summarizes some of the important income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our Counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio intends to qualify for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Portfolio's dividend income and of the Portfolio's gains from sales of Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Portfolio's taxable income not attributable to the Portfolio's net capital gain.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate investors may be eligible for the 70% dividends-received deduction with respect to the portion of these distributions that is attributable to dividends from U.S. corporations. You should consult your tax adviser.

Distributions to you of the Portfolio's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

Distributions to you in excess of the Portfolio's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units (including pursuant to the rollover option), you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss that you recognize on a disposition of your Units will be long-term if you have held your Units for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge and the Creation and Development fee. You should not increase your basis in your Units by deferred sales charges or organizational expenses.

FOREIGN TAXES

Dividends received by the Portfolio from foreign issuers will in most cases be subject to withholding taxes, although these taxes may be reduced by treaties between the United States and the relevant country. Investors are not expected to be eligible for foreign tax credits with respect to these withholding taxes.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to withholding tax at a rate of 30% (or a lower applicable treaty rate) on distributions. Because foreign-source income of the type received by the Portfolio would generally not be subject to U.S. withholding taxes if received directly by you, an investment in the Portfolio may be inappropriate for you. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ("IRAs") or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Equity Investor Fund, Energy Portfolio 2000 Series A, Defined Asset Funds (the "Portfolio"):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of September 22, 2000. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of September 22, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, NY
September 22, 2000

                STATEMENT OF CONDITION AS OF SEPTEMBER 22, 2000

TRUST PROPERTY

Investments--Contracts to purchase
  Securities(1)...................................  $  299,519.58
                                                    -------------
    Total.........................................  $  299,519.58
                                                    =============
LIABILITY AND INTEREST OF HOLDERS
    Reimbursement of Sponsors for organization
     expenses(2)..................................  $      825.95
                                                    -------------
    Subtotal......................................         825.95
                                                    -------------
Interest of Holders of 302,545 Units of fractional
  undivided interest outstanding:(3)
    Cost to investors(4)..........................  $  302,505.67
    Gross underwriting commissions and
     organization expenses(5)(2)..................      (3,812.04)
                                                    -------------
    Subtotal......................................     298,693.63
                                                    -------------
    Total.........................................  $  299,519.58
                                                    =============

----------------------------
        (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on September 21, 2000. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DG Bank, New York Branch, in the amount of $299,708.88 and deposited with the Trustee. The amount of the letter of credit includes $299,519.58 for the purchase of securities.
        (2) A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $2.73 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expenses obligation of the investors will be satisfied. If the actual organization costs exceed the estimated aggregate amount shown above, the Sponsors will pay for this excess amount.
        (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.87 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.
        (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on September 21, 2000.
        (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $1.50 per 1,000 Units is payable on January 1 and January 15, 2001, and thereafter on the 1st day of each month through September 1, 2001. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied.

              Defined
            Asset Funds-Registered Trademark-

HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         ENERGY PORTFOLIO 2000 SERIES A
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Chase Manhattan Bank                 investment company filed with the
1-800-323-1508                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-45620) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                  100825RR--9/00